Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, MARGARITA K. DILLEY, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA
S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of July
2006.

                                                       /s/
                                                       -------------------------
                                                       MARGARITA K. DILLEY

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      On this 28th day of July 2006, before me personally came MARGARITA K. DILLEY to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN M. FETTER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange

Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of July
2006.

                                                       /s/
                                                       -------------------------
                                                       STEVEN M. FETTER

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      On this 28th day of July 2006, before me personally came STEVEN M. FETTER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of July
2006.

                                                       /s/
                                                       -------------------------
                                                       EDWARD F. X. GALLAGHER

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      On this 28th day of July 2006, before me personally came EDWARD F. X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STANLEY J. GRUBEL, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA
S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of July
2006.

                                                       /s/
                                                       -------------------------
                                                       STANLEY J. GRUBEL

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      On this 28th day of July 2006, before me personally came STANLEY J. GRUBEL to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, MANUEL J. IRAOLA, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 28th day of July
2006.

                                                       /s/
                                                       -------------------------
                                                       MANUEL J. IRAOLA

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      n this 28th day of July 2006, before me personally came MANUEL J. IRAOLA to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      NOW ALL MEN BY THESE PRESENTS, that I, E. MICHEL KRUSE, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      N WITNESS WHEREOF, I have set my hand and seal this 28th day of July 2006.

                                                       /s/
                                                       -------------------------
                                                       E. MICHEL KRUSE

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      On this 28th day of July 2006, before me personally came E. MICHEL KRUSE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      NOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      N WITNESS WHEREOF, I have set my hand and seal this 28th day of July 2006.

                                                       /s/
                                                       -------------------------
                                                       STEVEN V. LANT

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

On this 28th day of July 2006, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      NOW ALL MEN BY THESE PRESENTS, that I, JEFFREY D. TRANEN, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the

Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      N WITNESS WHEREOF, I have set my hand and seal this 28th day of July 2006.

                                                       /s/
                                                       -------------------------
                                                       JEFFREY D. TRANEN

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      n this 28th day of July 2006, before me personally came JEFFREY D. TRANEN to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, ERNEST R. VEREBELYI, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, CHRISTOPHER M. CAPONE, DONNA
S. DOYLE, and JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the post-effective amendment No. 3 to the Registration Statement on Form S-3 for the CH Energy Group, Inc. Stock Purchase Plan, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Registration Statement on Form S-3 and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have set my hand and seal this 28th day of July 2006.

                                                       /s/
                                                       -------------------------
                                                       ERNEST R. VEREBELYI

STATE OF NEW YORK    )
       ss.:
COUNTY OF DUTCHESS   )

      On this 28th day of July 2006, before me personally came ERNEST R. VEREBELYI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                       /s/
                                                       -------------------------
                                                       Notary Public